Future Minimum Payments Under Non-cancelable Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2023 ¥ in Millions, $ in Millions	CNY (¥)	USD ($)
Future Minimum Payments Under Noncancelable Agreements For Bandwidth And Property Management Fees [Abstract]
2024	¥ 653	$ 92
2025	87	12
2026	35	5
2027	6	1
2028	5	1
Thereafter	21	3
Total Future minimum payments under non-cancelable agreements for bandwidth and property management fees	¥ 807	$ 114